Accounts Payable and accrued Expenses	6 Months Ended
Jun. 30, 2018
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	June 30, 2018	December 31, 2017
Accounts payable	$5,581	$3,907
Accrued operating	2,681	2,580
Accrued administrative	3,016	3,600
Accounts payable and accrued expenses	$11,278	$10,087

Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.